                                                                    EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF

                        8% ORIGINAL CAPITAL SECURITIES

               (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

                                      OF

                             XEROX CAPITAL TRUST I

                    FULLY AND UNCONDITIONALLY GUARANTEED BY

                               XEROX CORPORATION

  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Trust's (as defined below) 8% Series A Capital Securities (the "Original Capital Securities") are not immediately available, (ii) Original Capital Securities, the Letter of Transmittal and all other required documents cannot be delivered to The First National Bank of Chicago (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Capital Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Original Capital Securities (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 The Exchange Agent For The Exchange Offer Is:
                      THE FIRST NATIONAL BANK OF CHICAGO

         By Mail:          Facsimile Transmissions:     By Hand or Overnight
 (Registered or Certified   (Eligible Institutions           Delivery:
     Mail recommended)               Only)

The First National Bank of      (212) 240-8938        The First National Bank
          Chicago                                            of Chicago

  c/o First Chicago Trust To Confirm by Telephone or  c/o First Chicago Trust
    Company of New York      for Information Call:      Company of New York
      14 Wall Street            (212) 240-8801             14 Wall Street
    8th Floor, Window 2                                 8th Floor, Window 2
 New York, New York 10005                             New York, New York 10005

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

  The undersigned hereby tenders to Xerox Capital Trust I, a Delaware business trust (the "Trust") and to Xerox Corporation, a New York Corporation (the "Corporation"), upon the terms and subject to the conditions set forth in the Prospectus dated May , 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Original Capital Securities."



 Aggregate Liquidation Amount ______       All authority herein conferred or
 Name(s) of Registered Holder(s): __       agreed to be conferred shall sur-
                                           vive the death or incapacity of
 ___________________________________       the undersigned and every obliga-
                                           tion of the undersigned hereunder
 ___________________________________       shall be binding upon the heirs,
                                           personal representatives, succes-
 Amount Tendered: $ _______________*       sors and assigns of the under-
                                           signed.

                                                  PLEASE SIGN HERE
 Certificate No.(s) (if avail-
 able): ____________________________
                                           X _________________________________

 ___________________________________
                                           X _________________________________

 (Total Liquidation Amount                 SIGNATURE(S) OF OWNER(S) OR    DATE
 Represented by Original Capital           AUTHORIZED SIGNATORY
 Securities Certificate(s)
                                           ___________________________________

 $ _________________________________        AREA CODE AND TELEPHONE NUMBER:


 If Original Capital Securities            Must be signed by the holder(s) of
 will be tendered by book-entry            the Original Capital Securities as
 transfer, provide the following           their name(s) appear(s) on
 information:                              certificates for Original Capital
                                           Securities or on a security
 DTC Account Number: _______________       position listing, or by person(s)
                                           authorized to become registered
 Date: _____________________________       holder(s) by endorsement and
                                           documents transmitted with this
 * Must be in denominations of a           Notice of Guaranteed Delivery. If
   Liquidation Amount of $1,000 and        signature is by a trustee,
   any integral multiple thereof,          executor, administrator, guardian,
   and not less than $100,000              attorney-in-fact, officer or other
   aggregate Liquidation Amount.           person acting in a fiduciary or
                                           representative capacity, such
                                           person must set forth his or her
                                           full title below. Please print
                                           name(s) and address(es)

                                           (Name(s): _________________________

                                           ___________________________________

                                           ___________________________________
                                           Capacity: _________________________

                                           Address(es): ______________________

                                           ___________________________________

                                           ___________________________________

                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank;
 (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Original Capital Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Capital Securities to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

   The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Original Capital Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                            (PLEASE TYPE OR PRINT)

 Name of Firm: _____________________      ____________________________________

                                                  Authorized Signature
 Address: __________________________


                                          Title: _____________________________
 ___________________________________

                            Zip Code      Dated: _____________________________

 ___________________________________
    AREA CODE AND TELEPHONE NO.


NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL CAPITAL SECURITIES WITH THIS FORM.
      CERTIFICATES FOR ORIGINAL CAPITAL SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.